Amendment

This is an amendment (“Amendment”) to an agreement (the “Original Agreement”) dated July 17, 2014, by and between  NutraFuels, Inc., a Florida corporation (“NutraFuels”) and Sullivan Media Group, Inc., a Nevada Corporation (“SMG”).  For purposes of this Amendment, references to “Agreement” herein include the Original Agreement and Exhibit A thereto.

Whereas, under the terms of the Agreement, SMG is obligated to provide certain services (“Services”) to NutraFuels and NutraFuels is obligated to pay certain sums to SMG in exchange for the Services.

Whereas, NutraFuels and SMG desire to amend the Agreement, as set more set forth herein.

Now therefore in exchange for good and valuable consideration, the parties agree as follows:

1. Amendment.   Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A hereto, which is incorporated herein and made a part hereof.

2. Entire agreement.  The Agreement and this Amendment constitute the entire agreement between the parties with respect to the subject matter hereof and the foregoing may not be modified, amended, or changed except in writing.

3. Benefits; binding effect.  This Amendment shall be for the benefit of, and shall be binding upon, the Maker and the Holder and their respective successors and assigns.

4. Headings.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

5. Amendment.  The effect of this Amendment is to amend the Agreement.  This Amendment shall constitute a modification of the terms of the Agreement and except as set forth herein evidences the same obligations, rights and duties that existed under the Agreement.  To the extent that any rights, benefits or provisions existed in the Agreement as of the date hereof, then such rights, benefits or provisions are acknowledged to be and to continue to be effective from and after the date of the Agreement except as amended herein.  All references to the Agreement in any agreement, instrument or document executed or delivered in connection herewith or therewith shall be deemed to refer to the Agreement and this Amendment, as the same may be amended, restated, supplemented or otherwise modified from time to time.

IN WITNESS WHEREOF, the undersigned have executed this Amendment on July 1st 2015

NutraFuels, Inc.

/s/ Edgar Ward_________________

By: Edgar Ward, President

Sullivan Media Group, Inc.

/s/ Edward Sullivan______________

By: Edward Sullivan, President